Accrued Liabilities (Details) - USD ($) $ in Millions		Dec. 31, 2021	Dec. 31, 2020
Accrued Liabilities, Current [Abstract]
Payroll and benefits		$ 28	$ 35
Accrued interest		21	24
Restructuring and plant closing costs		29	10
Emissions compliance obligations		10	0
Rebate accrual		9	18
Other miscellaneous accruals		28	31
Total	[1]	$ 125	$ 118

[1]	At December 31, 2021 and 2020, the following amounts from consolidated variable interest entities are included in the respective balance sheet captions above: $4 and $3 of cash and cash equivalents; $7 and $5 of accounts receivable, net; $2 each of inventories; $3 and $4 of property, plant and equipment, net; nil and $1 each of operating lease right-of-use assets; $5 and $8 of intangible assets, net; $3 and $2 each of accounts payable; $3 and $4 of accrued liabilities; and nil and $2 of current portion of debt. See "Note 9. Variable Interest Entities."